Exhibit(p)8)
                        WELLS FARGO FUNDS MANAGEMENT, LLC
                                 CODE OF ETHICS
                            ADOPTED UNDER RULE 17J-1

         Wells Fargo Funds Management, LLC (the "Advisor") is confident that its officers, directors and employees act with integrity and good faith. The Advisor recognizes, however, that personal interests may conflict with those of the investment companies it advises (each a "Fund" and, together, the "Funds") where its officers, directors or employees:

o    Know about present or future Fund portfolio transactions, or

o    Have the power to influence Fund portfolio transactions; and

o    Engage in personal securities transactions.

         In an effort to address these conflicts and in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"), the Advisor has adopted this Code of Ethics (the "Code") to prohibit transactions that create or may create conflicts of interest, and to establish reporting requirements and create enforcement procedures.

I.   WHO IS COVERED BY THE CODE OF ETHICS?
o    All officers;
o    All directors, both INTERESTED and INDEPENDENT;
o    All advisory persons, which includes:
(1) Any employee of the Advisor who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of SECURITIES by a Fund, or whose
                                    functions   relate  to  the  making  of  any
                                    recommendations    with   respect   to   the
                                    purchases and or sales; and

(2) Any natural person in a CONTROL relationship with the Advisor who obtains information concerning recommendations made to a Fund about the purchase or sale of a SECURITY by a portfolio of a Fund (a "Portfolio").

         Collectively, these persons are called "access persons." The Advisor currently does not have any natural CONTROL persons.

         NOTE: ACCESS PERSONS COVERED BY THIS CODE ARE ALSO SUBJECT TO AND REQUIRED TO COMPLY WITH THE WELLS FARGO BANK'S CODE OF ETHICS AND BUSINESS CONDUCT, INCLUDING THE LIMITATIONS THEREIN REGARDING DIRECTORSHIPS AND THE RECEIPT OF GIFTS.

II.      ABOUT THIS CODE OF ETHICS.

         This Code sets forth in the attached sections specific prohibitions on securities transactions and reporting requirements that apply to the Advisor's officers, directors and advisory persons. The prohibitions and requirements that apply to each person covered by this Code are included under Section III
(General Principles) and Section IV (Required Course of Conduct). For your specific reporting requirements, please refer to Part A this Code. For specific prohibitions applicable only to Investment Personnel (as defined below), please refer to Part B of this Code. Definitions of UNDERLINED terms are included in Appendix A.

     o    Directors and Officers Part A

     o    Investment Personnel Part B

         The   remainder  of  this  Code  sets  forth  review  and   enforcement
responsibilities (Section VI), recordkeeping requirements (Section IX) and other items (Sections VII, VIII and X).

III.     STATEMENT OF GENERAL PRINCIPLES.

         In recognition of the trust and confidence placed in the Advisor by the Funds and their shareholders, and because the Advisor believes that its operations should benefit the Funds and their shareholders, the Advisor has adopted the following general principles to guide its access persons.

          (1) The Funds' and their shareholders' interests are paramount. You must place their interests before your own.

          (2) You must accomplish all personal securities transactions in a manner that avoids a conflict of your personal interests and those of the Funds or their shareholders.

          (3) You must avoid actions or activities that allow (or appear to allow) you or your family to profit or benefit from your relationship with a Fund, or that bring into question your independence or judgment.

IV.      REQUIRED COURSE OF CONDUCT.

          (1)  PROHIBITION AGAINST FRAUD, DECEIT AND MANIPULATION.

               You cannot, in connection with the PURCHASE OR SALE, directly or indirectly, of a SECURITY HELD OR TO BE ACQUIRED by any Fund:

               (A)  employ any device, scheme or artifice to defraud any Fund;

               (B) make to a Fund any untrue statement of a material fact or omit to state to a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

               (C) engage in any act, practice or course of business which would operate as a fraud or deceit upon any Fund; or

               (D) engage in any manipulative practice with respect to any Fund.

          (2)  REPORTING REQUIREMENTS.

               Each quarter you must report transactions in SECURITIES that you BENEFICIALLY OWN. These reports must be submitted no later than 10 days after the end of the quarter. You also are required to report your securities holdings initially, when you become an access person, and annually thereafter. See Part A for your specific reporting requirements.

               Within 10 days of becoming an access  person of the Advisor,  and
               each  year  thereafter,   each  such  person  must  complete  the
               applicable Compliance Certification, attached as Appendix E.

V.       PROHIBITIONS REGARDING SECURITIES TRANSACTIONS BY ACCESS PERSONS.

          (1)  BLACKOUT PERIODS ON PERSONAL SECURITIES TRANSACTIONS.

               (A) You cannot purchase or sell, directly or indirectly, any SECURITY in which you had (or by reason of the transaction acquire) any BENEFICIAL OWNERSHIP and where you knew, at the time of such purchase or sale, that the SECURITY:

               o    is BEING CONSIDERED FOR PURCHASE OR SALE by a Fund; or

               o    is BEING PURCHASED OR SOLD by a Fund.

               (B) You cannot purchase or sell, directly or indirectly, any SECURITY in which you had (or by reason of such transaction acquire) any BENEFICIAL OWNERSHIP at any time within 7 calendar days before or after the time that the same (or a related) SECURITY IS BEING PURCHASED OR SOLD by any Fund that you manage or for which you trade.

               (C) You cannot purchase or sell, directly or indirectly, any SECURITY in which you had (or by reason of the transaction acquire) any BENEFICIAL OWNERSHIP at any time within 7 calendar days before or after you have issued an investment recommendation regarding that (or a related) security.

          (2)  EXCEPTIONS TO BLACKOUT PERIODS

               The restrictions set forth in Section V.(1) shall not apply to:

               (A) purchases or sales of any SECURITIES that are not eligible for purchase or sale by any Fund;

               (B) purchases or sales which are non-volitional on the part of the access person;

               (C) purchases which are part of an automatic dividend investment plan;

               (D) purchases which are effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from the issuer, and sales of such rights; or

               (E) sales which are effected pursuant to a tender offer or similar transaction involving an offer to acquire all or a significant portion of a class of securities.

          (3)  ADDITIONAL PROHIBITIONS APPLICABLE TO INVESTMENT PERSONNEL

               This Code sets forth additional prohibitions that Investment Personnel must comply with under this Code. To determine whether you are subject to such prohibitions and to review same, please refer to Part B of this Code.

VI.      REVIEW AND ENFORCEMENT OF THE CODE.

          (1)  APPOINTMENT OF A REVIEW OFFICER.

               A review officer (the "Review Officer") will perform the duties described below. The Review Officer is Ms. Dorothy Peters.

          (2)  THE REVIEW OFFICER'S DUTIES AND RESPONSIBILITIES.

               (A) The Review Officer shall notify each person who becomes an access person of the Advisor and who is required to report under this Code of their reporting requirements NO LATER THAN 10 days before the first quarter in which such person is required to begin reporting.

               (B) The Review Officer will, on a quarterly basis, compare all reported personal securities transactions with each Fund's completed portfolio transactions and a list of SECURITIES that were BEING CONSIDERED FOR PURCHASE OR SALE by a Fund during the period to determine whether a Code violation may have occurred. Before determining that a person has violated the Code, the Review Officer must give the person an opportunity to supply explanatory material.

               (C) No person may participate in a determination of whether he or she has committed a Code violation or of the imposition of any sanction against himself or herself. The Review Officer will submit his or her own reports, as may be required pursuant to Part A hereof, to an Alternate Review Officer who shall fulfill the duties of the Review Officer with respect to the Review Officer's reports. If a securities transaction of the Review Officer is under consideration, another officer of the Advisor designated or approved by the directors of the Advisor will act as the Alternate Review Officer for purposes of this Section VI.

          (3)  SANCTIONS.

               If the Review Officer finds that a person violated the Code, the Review Officer may: (i) impose upon the person a notice or notices of censure; (ii) notify appropriate personnel of the Advisor for further action; and/or (iii) recommend specific sanctions to appropriate personnel of the Advisor, such as suspension for one week or more without pay, reductions in leave, elimination of [discretionary] bonuses and similar payments, disgorgement of profits, fines, dismissal and referral to authorities.

VII.     ANNUAL WRITTEN REPORTS TO THE BOARDS OF TRUSTEES OF THE FUNDS.
         At least annually, the Review Officer will provide WRITTEN reports to the Board of Trustees of each Fund as follows:

          (1) ISSUES ARISING UNDER THE CODE. The reports must describe any issue(s) that arose during the previous year under the code or procedures related thereto, including any material code or procedural violations, and any resulting sanction(s). The Review Officer may report to each Fund's Board more frequently as he or she deems necessary or appropriate, and shall do so as requested by each Board.

          (2) CERTIFICATION. Each report must be accompanied by a certification to the Board that the Advisor has adopted procedures reasonably necessary to prevent its access persons from violating its code of ethics.

VIII.    INTERRELATIONSHIP WITH OTHER CODES OF ETHICS.

          (1) GENERAL PRINCIPLE: OVERLAPPING RESPONSIBILITIES. A person who is BOTH an access person of a Fund and an access person of the Advisor is only required to report under and otherwise comply with this Code.

          (2)  PROCEDURES. The Advisor must:

               (A) Submit to the Board of Trustees of each Fund a copy of this Code adopted pursuant to or in compliance with Rule 17j-1;

               (B) Promptly furnish to a Fund, upon request, copies of any reports made under this Code by any person who is also covered by a Fund's code of ethics; and

               (C) Promptly report to a Fund in writing any material amendments to this Code, along with the certification described under
                    Section VII.(2) above.

IX.      RECORDKEEPING.

         The Advisor will maintain records as set forth below. These records will be maintained in accordance with Rule 31a-2 under the 1940 Act and the following requirements. They will be available for examination by representatives of the Securities and Exchange Commission (the "SEC") and other regulatory agencies.

          (1) A copy of this Code and any other code adopted by the Advisor, which is, or at any time within the past five years has been, in effect will be preserved in an easily accessible place;

          (2) A record of any Code violation and of any sanctions taken will be preserved in an easily accessible place for a period of at least five years following the end of the fiscal year in which the violation occurred;

          (3) A copy of each Quarterly Transaction Report, Initial Holdings Report, and Annual Holdings Report submitted under this Code, including any information provided in lieu of any such reports made under the Code (see Part A for more information about reporting), will be preserved for a period of at least five years from the end of the fiscal year in which it is made, for the first two years in an easily accessible place;


          (4) A record of all persons, currently or within the past five years, who are or were required to submit reports under this Code, or who are or were responsible for reviewing these reports, will be maintained in an easily accessible place; and

          (5) A copy of each annual report required by Section VII of this Code must be maintained for at least five years from the end of the fiscal year in which it is made, for the first two years in an easily accessible place.

X.       MISCELLANEOUS.

          (1) CONFIDENTIALITY. All personal securities transactions reports and any other information filed with the Advisor under this Code will be treated as confidential, provided that such reports and information may be produced to the SEC and other regulatory agencies.

          (2) INTERPRETATION OF PROVISIONS. The Board of Directors of the Advisor may from time to time adopt such interpretations of this Code as appropriate.

          (3) PERIODIC REVIEW AND REPORTING. The Review Officer will report to each Fund's Board of Trustees at least annually as to the operation of this Code and will address in any such report the need (if any) for changes or modifications to the Code.

Adopted:  February   6 , 2001

Revised:

                                     PART A

     DIRECTORS, OFFICERS AND ADVISORY PERSONS (THE TERM "ADVISORY PERSONS " IS DEFINED ON PAGE 1 OF THIS CODE)

I.   REQUIRED REPORTS

     (A)  INITIAL HOLDINGS REPORT.

          You must submit a listing of all SECURITIES you BENEFICIALLY OWN, as well as all of your securities accounts, as of the date you first become subject to this Code's reporting requirements. You must submit this list to the Review Officer within 10 days of the date you first become subject to this Code's reporting requirements. An Initial Holdings Report Form is attached as Appendix C.

     (B)  ANNUAL HOLDINGS REPORTS.

          Each year, you must submit to the Review Officer a listing of all SECURITIES you BENEFICIALLY OWN, as well as all of your securities accounts. Your list must be current as of a date no more than 30 days before you submit the report. An Annual Holdings Report Form is attached as Appendix D.

     (C)  QUARTERLY TRANSACTION REPORTS.

          (1) Each quarter, you must report all of your SECURITIES transactions effected, as well as any securities accounts you established, during the quarter. You must submit your report to the Review Officer NO LATER THAN 10 days after the end of each calendar quarter. A Quarterly Personal Securities Transactions Report Form is attached as Appendix B.

          (2) If you had no reportable transactions and did not own any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

II.  WHAT MUST BE INCLUDED IN YOUR REPORTS?

     You must report all transactions in SECURITIES that: (i) you directly or indirectly BENEFICIALLY OWN; or (ii) because of the transaction, you acquire direct or indirect BENEFICIAL OWNERSHIP. You must also report all of your accounts in which any securities were held for your direct or indirect benefit.

III.     WHAT MAY BE EXCLUDED FROM YOUR REPORTS?

          (1) You are not required to detail or list the following items on your reports:

               (A) Purchases or sales effected for any account over which you have no direct or indirect influence or control; and

               (B)  Purchases or sales of any of the following securities:

                    o    Direct obligations of the U.S. government;

                    o Banker's acceptances, bank certificates of deposit, commercial paper and HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, including repurchase agreements; and

                    o    Shares  issued  by  registered,   open-end   investment
                         companies.

          (2) An access person need not make a quarterly transaction report to the Advisor if all the information in the report would duplicate information required to be recorded under Rules 204-2(a)(12) or 204-2(a)(13) of the Investment Advisers Act of 1940.

               You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect BENEFICIAL OWNERSHIP in the SECURITY included in the report.

                                     PART B

                              INVESTMENT PERSONNEL

In addition to the requirements and restrictions contained in Sections III through V and Part A of this Code, Investment Personnel are also subject to the prohibited securities transactions discussed under Section II below.

I.   DEFINITION OF INVESTMENT PERSONNEL

     For purposes of this Code, Investment Personnel means:

     (A)  Any  employee  of  the  Advisor  (or  of  any  company  in  a  control relationship  to the  Advisor)  who,  in  connection  with  his or her regular functions or duties, makes or participates in making recommendations regarding the PURCHASE OR SALE OF SECURITIES by a Fund, or

     (B)  Any  natural   person  who   CONTROLS  the  Advisor  and  who  obtains
          information concerning recommendations made to a Fund regarding the PURCHASE OR SALE OF SECURITIES by the Fund.

II.  PROHIBITED SECURITIES TRANSACTIONS

     (A)  INITIAL PUBLIC OFFERINGS.

          You cannot acquire any securities in an INITIAL PUBLIC OFFERING.

     (B)  LIMITED OFFERINGS.

          You cannot acquire any securities in a LIMITED OFFERING (E.G., private placement).

     (C)  BAN ON SHORT-TERM TRADING PROFITS.

          (1) You cannot profit from buying and selling, or selling and buying, the same SECURITY (or its equivalent) within 60 calendar days. For purpose of counting the 60 days, multiple transactions in the same SECURITY will be counted in such a manner as to produce the shortest time period between transactions.

          (2) This prohibition includes short sales. Exercised options are excluded, but profitable purchases and sales of options occurring within 60 days are prohibited. Sales at original purchase price or at a loss are not prohibited. All other exceptions require advance written approval from the Review Officer.

III. EXCEPTIONS TO PROHIBITED SECURITIES TRANSACTIONS

     The prohibitions set forth in Section II of this Part B shall not apply to:

     (A) Purchases or sales of any SECURITIES that are not eligible for purchase or sale by any Fund;

     (B) Purchases or sales which are non-volitional on the part of Investment Personnel;

     (C)  Purchases which are part of an automatic dividend investment plan;

     (D) Purchases which are effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from the issuer, and sales of such rights; or

     (E) Sales which are effected pursuant to a tender offer or similar transaction involving an offer to acquire all or a significant portion of a class of securities.

                                   APPENDIX A

                                   DEFINITIONS

                                  GENERAL NOTE

            THE DEFINITIONS AND TERMS USED IN THIS CODE OF ETHICS ARE INTENDED TO MEAN THE SAME AS THEY DO UNDER THE 1940 ACT AND
     THE OTHER FEDERAL SECURITIES LAWS. IF A DEFINITION HEREUNDER CONFLICTS
              WITH THE DEFINITION IN THE 1940 ACT OR OTHER FEDERAL
             SECURITIES LAWS, OR IF A TERM USED IN THIS CODE IS NOT
           DEFINED, YOU SHOULD FOLLOW THE DEFINITIONS AND MEANINGS IN
          THE 1940 ACT OR OTHER FEDERAL SECURITIES LAWS, AS APPLICABLE.

BENEFICIAL OWNERSHIP means the same as it does under Section 16 of the Securities Exchange Act of 1934 and Rule 16a-1(a)(2) thereunder. You should generally consider yourself the "beneficial owner" of any securities in which you have a direct or indirect pecuniary interest. In addition, you should consider yourself the beneficial owner of securities held by your spouse, your minor children, a relative who shares your home, or other persons by reason of any contract, arrangement, understanding or relationship that provides you with sole or shared voting or investment power.

CONTROL means the same as that under in Section 2(a)(9) of the 1940 Act. Section 2(a)(9) provides that "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Ownership of 25% or more of a company's outstanding voting security is presumed to give the holder thereof control over the company. This presumption may be countered by the facts and circumstances of a given situation.

HIGH QUALITY SHORT-TERM DEBT INSTRUMENT means any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization (E.G., Moody's Investors Service).

INDEPENDENT DIRECTOR means a director of the Advisor who is not an "interested person" of the Advisor within the meaning of Section 2(a)(19) of the 1940 Act.

IPO (I.E., initial public offering) means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of Section 13 or
Section 15(d) of the Securities Exchange Act of 1934.

INTERESTED DIRECTOR means a director of the Advisor who is an "interested person" of the Advisor within the meaning of Section 2(a)(19) of the 1940 Act.

LIMITED OFFERING means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2), Section 4(6), Rule 504, Rule 505 or Rule 506 (E.G., private placements).

PURCHASE OR SALE OF A SECURITY includes, among other things, the writing of an option to purchase or sell a SECURITY.

SECURITY means the same as it does under Section 2(a)(36) of the 1940 Act, except that it does not include direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, including repurchase agreements, or shares issued by registered, open-end investment companies.

A SECURITY HELD OR TO BE ACQUIRED by a Fund (or any Portfolio) means: (A) any SECURITY which, within the most recent 15 days (i) is or has been held by the Fund (or any Portfolio), or (ii) is being or has been considered by the Fund's advisor or sub-advisor for purchase by the Fund (or any Portfolio); and (B) any option to purchase or sell, and any security convertible into or exchangeable for, any SECURITY.

A SECURITY is BEING PURCHASED OR SOLD by a Fund (or any Portfolio) from the time a purchase or sale program has been communicated to the person who places buy and sell orders for the Fund (or Portfolio) until the program has been fully completed or terminated.

A SECURITY is BEING CONSIDERED FOR PURCHASE OR SALE by a Fund (or any Portfolio) when a security is identified as such by an investment advisor or subadvisor to the Fund (or Portfolio).

                                   APPENDIX B

                QUARTERLY PERSONAL SECURITIES TRANSACTIONS REPORT

Name of Reporting Person:
                                          --------------------------------------
                                          --------------------------------------
Calendar Quarter Ended:
-------------------------------------     --------------------------------------
                                          --------------------------------------
Date Report Due:
-------------------------------------     --------------------------------------
                                          --------------------------------------
Date Report Submitted:
-------------------------------------     --------------------------------------

SECURITIES TRANSACTIONS

                                                     Principal Amount,
                                                     Maturity Date and                                 Name of Broker,
                   Name of Issuer                    Interest Rate (if                                  Dealer or Bank
                    and Title of        No. of          applicable)                                       Effecting
     Date of          Security        Shares (if                              Type of                    Transaction
   Transaction                        applicable)                           Transaction       Price
------------------ ---------------- ---------------- ------------------- ------------------- --------- -----------------
------------------ ---------------- ---------------- ------------------- ------------------- --------- -----------------

------------------ ---------------- ---------------- ------------------- ------------------- --------- -----------------
------------------ ---------------- ---------------- ------------------- ------------------- --------- -----------------

------------------ ---------------- ---------------- ------------------- ------------------- --------- -----------------
------------------ ---------------- ---------------- ------------------- ------------------- --------- -----------------

------------------ ---------------- ---------------- ------------------- ------------------- --------- -----------------
------------------ ---------------- ---------------- ------------------- ------------------- --------- -----------------

------------------ ---------------- ---------------- ------------------- ------------------- --------- -----------------

If you had no securities transactions to report for the quarter, please check here.

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities listed above, please describe below and indicate which securities are at issue.

------------------------------------------------------------------------------------------------------------------------------------

SECURITIES ACCOUNTS

If you established a securities account during the quarter, please provide the following information:

---------------------------------------- --------------------------------------- ---------------------------------------

    Name of Broker, Dealer or Bank            Date Account was Established           Name(s) on and Type of Account
---------------------------------------- --------------------------------------- ---------------------------------------
---------------------------------------- --------------------------------------- ---------------------------------------

---------------------------------------- --------------------------------------- ---------------------------------------
---------------------------------------- --------------------------------------- ---------------------------------------

---------------------------------------- --------------------------------------- ---------------------------------------
---------------------------------------- --------------------------------------- ---------------------------------------

---------------------------------------- --------------------------------------- ---------------------------------------

If you did not establish any securities accounts during the quarter, please check here.

I CERTIFY THAT I HAVE INCLUDED IN THIS REPORT ALL  SECURITIES  TRANSACTIONS  AND
ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

--------------------               ----------------
Signature                          Date




                                   APPENDIX C

                             INITIAL HOLDINGS REPORT

Name of Reporting Person:
                                                      ----------------------------------------
                                                      ----------------------------------------
Date Person Became Subject to the Code's
     Reporting Requirements:
                                                      ----------------------------------------
                                                      ----------------------------------------
Information in Report Dated As Of:                                                             [NOTE: Date person became
                                                                                               subject and as of date should be
                                                                                               the same.]
                                                      ----------------------------------------
                                                      ----------------------------------------
Date Report Due:
                                                      ----------------------------------------
                                                      ----------------------------------------
Date Report Submitted:
                                                      ----------------------------------------

SECURITIES TRANSACTIONS

          Name of Issuer and                 No. of Shares          Principal Amount, Maturity Date and Interest Rate
           Title of Security                (if applicable)                          (if applicable)
---------------------------------------- ---------------------- ----------------------------------------------------------
---------------------------------------- ---------------------- ----------------------------------------------------------

---------------------------------------- ---------------------- ----------------------------------------------------------
---------------------------------------- ---------------------- ----------------------------------------------------------

---------------------------------------- ---------------------- ----------------------------------------------------------
---------------------------------------- ---------------------- ----------------------------------------------------------

---------------------------------------- ---------------------- ----------------------------------------------------------
---------------------------------------- ---------------------- ----------------------------------------------------------

---------------------------------------- ---------------------- ----------------------------------------------------------
If you have no securities holdings to report, please check here.

If you do not want this report to be considered as an admission that you have beneficial ownership of one or more securities listed above, please describe below and indicate which securities are at issue.

------------------------------------------------------------------------------------------------------------------------------------

SECURITIES ACCOUNTS

-------------------------------------------------- -----------------------------------------------

         Name of Broker, Dealer or Bank                    Name(s) on and Type of Account
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

-------------------------------------------------- -----------------------------------------------
If you have no securities accounts to report, please check here.

I CERTIFY  THAT I HAVE  INCLUDED  ON THIS  REPORT ALL  SECURITIES  HOLDINGS  AND
ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

---------------------              --------------
Signature                          Date




                                   APPENDIX D

                             ANNUAL HOLDINGS REPORT

Name of Reporting Person:
Information in Report Dated As Of:                                                             [NOTE: Information should be
                                                                                               dated no more than 30 days
                                                                                               before report is submitted.]
                                                      ----------------------------------------
                                                      ----------------------------------------
Date Report Due:
                                                      ----------------------------------------
                                                      ----------------------------------------
Date Report Submitted:
                                                      ----------------------------------------
Calendar Year Ended:  December 31, __

SECURITIES TRANSACTIONS

          Name of Issuer and                 No. of Shares          Principal Amount, Maturity Date and Interest Rate
           Title of Security                (if applicable)                          (if applicable)
---------------------------------------- ---------------------- ----------------------------------------------------------
---------------------------------------- ---------------------- ----------------------------------------------------------

---------------------------------------- ---------------------- ----------------------------------------------------------
---------------------------------------- ---------------------- ----------------------------------------------------------

---------------------------------------- ---------------------- ----------------------------------------------------------
---------------------------------------- ---------------------- ----------------------------------------------------------

---------------------------------------- ---------------------- ----------------------------------------------------------
---------------------------------------- ---------------------- ----------------------------------------------------------

---------------------------------------- ---------------------- ----------------------------------------------------------
If you have no securities holdings to report, please check here.

If you do not want this report to be considered as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue.

------------------------------------------------------------------------------------------------------------------------------------

SECURITIES ACCOUNTS

-------------------------------------------------- -------------------------- ----------------------------------------------

         Name of Broker, Dealer or Bank                Date Account was              Name(s) on and Type of Account
                                                          Established

-------------------------------------------------- -------------------------- ----------------------------------------------
-------------------------------------------------- -------------------------- ----------------------------------------------

-------------------------------------------------- -------------------------- ----------------------------------------------
-------------------------------------------------- -------------------------- ----------------------------------------------

-------------------------------------------------- -------------------------- ----------------------------------------------
-------------------------------------------------- -------------------------- ----------------------------------------------

-------------------------------------------------- -------------------------- ----------------------------------------------
If you have no securities accounts to report, please check here.

I CERTIFY  THAT I HAVE  INCLUDED  ON THIS  REPORT ALL  SECURITIES  HOLDINGS  AND
ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

---------------------              --------------
Signature                          Date




19
dc-244959

                                   APPENDIX E

                            COMPLIANCE CERTIFICATIONS

                              INITIAL CERTIFICATION

I CERTIFY THAT I:               (I)            HAVE RECEIVED, READ AND REVIEWED THE ADVISOR'S CODE OF ETHICS;
                                (II)           UNDERSTAND THE POLICIES AND PROCEDURES IN THE CODE;
                                (III)          RECOGNIZE THAT I AM SUBJECT TO SUCH POLICIES AND PROCEDURES;
                                (IV)           UNDERSTAND THE PENALTIES FOR NON-COMPLIANCE;
                                (V)            WILL FULLY COMPLY WITH THE CODE OF ETHICS AND ANY RELATED PROCEDURES; AND
                                (VI)           HAVE FULLY AND ACCURATELY COMPLETED THIS CERTIFICATE.

Signature:
                             -----------------------------------------------------------------
Name:                                                                                          (Please print)
                             -----------------------------------------------------------------
Date Submitted:
                             -----------------------------------------------------------------
Date Due:
                             -----------------------------------------------------------------

---------------------------- ----------------------------------------------------------------- ----------------------------------

                              ANNUAL CERTIFICATION

I CERTIFY THAT I:               (I)       HAVE RECEIVED, READ AND REVIEWED THE ADVISOR'S  CODE OF ETHICS;
                                (II)      UNDERSTAND THE POLICIES AND PROCEDURES IN THE CODE;
                                (III)     RECOGNIZE THAT I AM SUBJECT TO SUCH POLICIES AND PROCEDURES;
                                (IV)      UNDERSTAND THE PENALTIES FOR NON-COMPLIANCE;
                                (V)       HAVE FULLY COMPLIED WITH THE CODE OF ETHICS AND ANY RELATED PROCEDURES;
                                (VI)      HAVE FULLY DISCLOSED ANY EXCEPTIONS TO MY COMPLIANCE WITH THE CODE;
                                (VII)     WILL FULLY COMPLY WITH THE CODE OF ETHICS; AND
                                (VIII)    HAVE FULLY AND ACCURATELY COMPLETED THIS CERTIFICATE.
EXCEPTION(S):


-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------


Signature:
                             -----------------------------------------------------------------
Name:                                                                                          (Please print)
                             -----------------------------------------------------------------
Date Submitted:
                             -----------------------------------------------------------------
Date Due:
                             -----------------------------------------------------------------

                                                                  Exhibit (p)(9)

                             WELLS FARGO FUNDS TRUST
                           WELLS FARGO VARIABLE TRUST
                             WELLS FARGO CORE TRUST
                              JOINT CODE OF ETHICS
                            ADOPTED UNDER RULE 17J-1

         The Wells Fargo Funds Trust, the Wells Fargo Variable Trust and the Wells Fargo Core Trust (including the Core Trust's "feeder funds" that are advised or administered by Wells Fargo Bank or an affiliate thereof) (each a "Fund" and, together, the "Funds") are confident that their officers and trustees act with integrity and good faith. The Funds recognize, however, that personal interests may conflict with the Funds' interests where officers or trustees:

     o    Know about present or future Fund portfolio transactions, or

     o    Have the power to influence Fund portfolio transactions; and

     o    Engage in personal securities transactions.

         In an effort to address these conflicts and in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"), the Funds have adopted this Joint Code of Ethics (the "Code") to prohibit transactions that create or may create conflicts of interest, establish reporting requirements and create enforcement procedures. Although the Funds have adopted the Code jointly pursuant to Rule 17j-1 under the 1940 Act, each Fund is responsible for implementing the Code on behalf of, and for compliance therewith by, its own "access persons" as defined under Rule 17j-1.

I.   WHO IS COVERED BY THE CODE OF ETHICS?

     o    All Fund officers;
     o    All trustees, both INTERESTED and INDEPENDENT; and
     o Natural persons in a CONTROL relationship with a Fund who obtain information concerning recommendations about the purchase or sale of a security by a portfolio of a Fund (a "Portfolio").

         Collectively, these persons are called "access persons." The Funds currently do not have any natural CONTROL persons.

II.  ABOUT THIS CODE OF ETHICS.

         This Code sets forth in the attached sections specific prohibitions on securities transactions and reporting requirements that apply to Fund officers and trustees. The prohibitions and requirements that apply to each person covered by this Code are included under Section III (General Principles) and
Section IV (Required Course of Conduct). For your specific reporting requirements, please refer to Part A or B, as indicated below. Definitions of UNDERLINED terms are included in Appendix A.

     o    INDEPENDENT trustees Part A
     o    INTERESTED trustees, Fund officers and natural CONTROL persons

                                     Part B

         The remainder of this Code sets forth review and enforcement responsibilities (Sections V), obligations of investment advisers and principal underwriters (Section VII), recordkeeping requirements (Section VIII) and miscellaneous information (Section IX).

III. STATEMENT OF GENERAL PRINCIPLES.

         In recognition of the trust and confidence placed in the Funds by their shareholders, and because the Funds believe that their operations should benefit their shareholders, the Funds have adopted the following general principles to guide their access persons.

     (1) Our shareholders' interests are paramount. You must place shareholder interests before your own.

     (2) You must accomplish all personal securities transactions in a manner that avoids any conflict between your personal interests and those of the Fund or its shareholders.

     (3) You must avoid actions or activities that allow (or appear to allow) you or your family to profit or benefit from your position with a Fund, or that bring into question your independence or judgment.

IV. REQUIRED COURSE OF CONDUCT.

     (1)  PROHIBITION AGAINST FRAUD, DECEIT AND MANIPULATION.

          You cannot, in connection with the PURCHASE OR SALE, directly or indirectly, of a SECURITY HELD OR TO BE ACQUIRED by any Fund or
          Portfolio:

          (A) employ any device, scheme or artifice to defraud any Fund or Portfolio;

          (B) make to a Fund or Portfolio any untrue statement of a material fact or omit to state to a Fund or Portfolio a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

          (C) engage in any act, practice or course of business which would operate as a fraud or deceit upon any Fund or Portfolio; or

          (D) engage in any manipulative practice with respect to any Fund or Portfolio.

     (2)  LIMITS ON ACCEPTING OR RECEIVING GIFTS.

          You cannot accept or receive any gift of more than DE MINIMS value from any person or entity that does business with or on behalf of the Funds.

     (3)  REPORTING REQUIREMENTS.

          Each quarter you must report transactions in SECURITIES that you BENEFICIALLY OWN. These reports must be submitted no later than 10 days after the end of the quarter. You also may be required to report your securities holdings initially, when you become an access person, and annually thereafter. See Part A or B, as appropriate, for your specific reporting requirements.

          Within 10 days of becoming an access person of a Fund, and each year thereafter, each such person must complete the applicable Compliance Certification, attached as Appendix E.

V.   REVIEW AND ENFORCEMENT OF THE CODE.

     (1)  APPOINTMENT OF A REVIEW OFFICER.

          Each Fund's President will appoint a review officer (the "Review Officer") to perform the duties described below.

     (2)  THE REVIEW OFFICER'S DUTIES AND RESPONSIBILITIES.

          (A) The Review Officer shall notify each person who becomes an ACCESS PERSON of a Fund and who is required to report under this Code of Ethics of their reporting requirements NO LATER THAN 10 days before the first quarter in which such person is required to begin reporting.

          (B)  The Review  Officer  will,  on a  quarterly  basis,  compare  all reported personal securities transactions with the Funds' completed portfolio transactions and a list of SECURITIES that were BEING CONSIDERED FOR PURCHASE OR SALE by a Fund's investment adviser(s) during the period to determine whether a Code violation may have occurred. Before determining that a person has violated the Code, the Review Officer must give the person an opportunity to supply explanatory material.

          (C) If the Review Officer finds that a Code violation has occurred, or believes that a Code violation may have occurred, the Review Officer must submit a written report regarding the possible violation, together with the confidential report and any explanatory material provided by the person, to the President and legal counsel ("Counsel") for the Fund. The President and Counsel will determine whether the person violated the Code.

          (D) No person may participate in a determination of whether he or she has committed a Code violation or of the imposition of any sanction against himself or herself. If a securities transaction of the President is under consideration, a Vice President will act for the President for purposes of this Section V. The Review Officer will submit his or her own reports, as may be required pursuant to Part A or B hereof, to an Alternate Review Officer who shall fulfill the duties of the Review Officer's with respect to the Review Officer's reports.

     (3)  SANCTIONS.

          If the President and Counsel determine that the person violated the Code, the President will impose upon the person ANY sanctions that the President deems appropriate and will report the violation and any imposed sanctions to the Board of Trustees at the next regularly scheduled board meeting unless, in the sole discretion of the President, circumstances warrant an earlier report. Sanctions may include suspension of authority to act on behalf of a Fund as an officer or trustee, or removal from office.

VI.  ANNUAL WRITTEN REPORTS TO THE BOARDS

     At least annually, the Review Officer, the investment adviser(s) (including any sub-advisers) and principal underwriter will provide WRITTEN reports to the Board of Trustees as follows:

     (1) ISSUES ARISING UNDER THE CODE. The reports must describe any issue(s) that arose during the previous year under the codes or procedures thereto, including any material code or procedural violations, and any resulting sanction(s). The Review Officer, President, investment adviser(s) (including any sub-advisers) and principal underwriter(s) may report to the Board more frequently as they deem necessary or appropriate and shall do so as requested by the Board.

     (2) CERTIFICATION. Each report must be accompanied by a certification to the Board that the Fund, investment adviser(s) (including any sub-advisers) and principal underwriter(s) have adopted procedures reasonably necessary to prevent their ACCESS PERSONS from violating their codes of ethics.

VII. INTERRELATIONSHIP WITH OTHER CODES OF ETHICS

     (1) GENERAL PRINCIPLE: OVERLAPPING RESPONSIBILITIES. A person who is BOTH an access person of a Fund and an access person of an investment adviser to or principal underwriter for the Fund is only required to report under and otherwise comply with the investment adviser's or principal underwriter's code of ethics, provided that such code has been adopted pursuant to and in compliance with Rule 17j-1. These access persons, however, remain subject to the principles and prohibitions in Section III and IV hereof.

     (2) PROCEDURES. Each such investment adviser and principal underwriter of the Fund must:

          (A) Submit to the Board of Trustees of the Fund a copy of its code of ethics adopted pursuant to or in compliance with Rule 17j-1;

          (B) Promptly furnish to the Fund, upon request, copies of any reports made under its code of ethics by any person who is also covered by the Fund's Code; and

          (C) Promptly report to the Fund in writing any material amendments to its code of ethics, along with the certification described under
               Section VI.(2) above.

VIII. RECORDKEEPING.

     The Funds will maintain records as set forth below. These records will be maintained in accordance with Rule 31a-2 under the 1940 Act and the following requirements. They will be available for examination by representatives of the Securities and Exchange Commission and other regulatory agencies.

     (1) A copy of this Code and any other code adopted by the Funds, which is, or at any time within the past five years has been, in effect will be preserved in an easily accessible place;

     (2) A record of any Code violation and of any sanctions taken will be preserved in an easily accessible place for a period of at least five years following the end of the fiscal year in which the violation occurred;

     (3) A copy of each Quarterly Transaction Report, Initial Holdings Report, and Annual Holdings Report submitted under this Code, including any information provided in lieu of any such reports made under the Code (see Parts A and B for more information about reporting), will be preserved for a period of at least five years from the end of the fiscal year in which it is made, for the first two years in an easily accessible place;

     (4) A record of all persons, currently or within the past five years, who are or were required to submit reports under this Code, or who are or were responsible for reviewing these reports, will be maintained in an easily accessible place; and

     (5) A copy of each annual report required by Section VI of this Code must be maintained for at least five years from the end of the fiscal year in which it is made, for the first two years in an easily accessible place.

IX.  MISCELLANEOUS.

     (1) CONFIDENTIALITY. All personal securities transactions reports and any other information filed with a Fund under this Code will be treated as confidential, provided that such reports and information may be produced to the Securities and Exchange Commission and other regulatory agencies.

     (2) INTERPRETATION OF PROVISIONS. The Boards of Trustees may from time to time adopt such interpretations of this Code as appropriate.

     (3) PERIODIC REVIEW AND REPORTING. Each President will report to its Board of Trustees at least annually as to the operation of this Code and will address in any such report the need (if any) for changes or modifications to the Code.

Adopted:  March 23, 2000
Revised:  February 6, 2001
dc-227760

                                     PART A

                              INDEPENDENT TRUSTEES

I.   QUARTERLY TRANSACTION REPORTS.

     (A) Subject to Section II.(B) below, each quarter, you must report all of your SECURITIES transactions effected, as well as any securities accounts you established, during the quarter. You must submit your report to the Review Officer no later than 10 days after the end of each calendar quarter. A Quarterly Personal Securities Transactions Report Form is included as Appendix B.

     (B) If you had no reportable transactions and did not open any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

II.  WHAT MUST BE INCLUDED IN YOUR QUARTERLY REPORTS?

     (A) You must report all transactions in SECURITIES that: (i) you directly or indirectly BENEFICIALLY OWN or (ii) because of the transaction, you acquire direct or indirect BENEFICIAL OWNERSHIP. You must also report any account you established during the quarter in which any securities were held for your direct or indirect benefit.

     (B) Notwithstanding Section I above, reports of individuals SECURITIES transactions are required only if you KNEW at the time of the transaction, or in the ordinary course of fulfilling your official duties as a Trustee SHOULD HAVE KNOWN, that during the 15-day period immediately preceding or following the date of your transaction, the same SECURITY was purchased or sold, or was BEING CONSIDERED FOR PURCHASE OR SALE, by the Fund (or any series thereof).

          The "SHOULD HAVE KNOWN" standard does not:

          o    imply a duty of inquiry;

          o presume you should have deduced or extrapolated from discussions or memoranda dealing with a Portfolio's investment strategies; or

          o impute knowledge from your awareness of a Portfolio's holdings, market considerations, or investment policies, objectives and restrictions.

III. WHAT MAY BE EXCLUDED FROM YOUR QUARTERLY REPORTS?

     You are not required to detail or list the following items on your quarterly report:

     (A) Purchases or sales effected for any account over which you have no direct or indirect influence or control; and

     (B)  Purchases or sales of any of the following securities:

          o    Direct obligations of the U.S. government;

          o Banker's acceptances, bank certificates of deposit, commercial paper and HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, including repurchase agreements; and

          o    Shares issued by registered, open-end investment companies.

          You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect BENEFICIAL OWNERSHIP in the SECURITY included in the report.

                                     PART B

         INTERESTED TRUSTEES, FUND OFFICERS AND NATURAL CONTROL PERSONS

I.   REQUIRED REPORTS

     (A)  INITIAL HOLDINGS REPORT.

          You must submit a listing of all SECURITIES you BENEFICIALLY OWN, as well as all of your securities accounts, as of the date you first become subject to this Code's reporting requirements. You must submit this list to the Review Officer within 10 days of the date you first become subject to this Code's reporting requirements. An Initial Holdings Report Form is attached as Appendix C.

     (B)  ANNUAL HOLDINGS REPORTS.

          Each year, you must submit to the Review Officer a listing of all SECURITIES you BENEFICIALLY OWN, as well as all of your securities accounts. Your list must be current as of a date no more than 30 days before you submit the report. An Annual Holdings Report Form is attached as Appendix D.

     (C)  QUARTERLY TRANSACTION REPORTS.

          (1) Each quarter, you must report all of your SECURITIES transactions effected, as well as any securities accounts you established, during the quarter. You must submit your report to the Review Officer NO LATER THAN 10 days after the end of each calendar quarter. A Quarterly Personal Securities Transactions Report Form is attached as Appendix B.

          (2) If you had no reportable transactions and did not own any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

II.  WHAT MUST BE INCLUDED IN YOUR REPORTS?

     You must report all transactions in SECURITIES that: (i) you directly or indirectly BENEFICIALLY OWN; or (ii) because of the transaction, you acquire direct or indirect BENEFICIAL OWNERSHIP. You must also report all of your accounts in which any securities were held for your direct or indirect benefit.

III. WHAT MAY BE EXCLUDED FROM YOUR REPORTS?

     You are not required to detail or list the following items on your reports:

     (A) Purchases or sales effected for any account over which you have no direct or indirect influence or control; and

     (B)  Purchases or sales of any of the following securities:

          o    Direct obligations of the U.S. government;

          o Banker's acceptances, bank certificates of deposit, commercial paper and HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, including repurchase agreements; and

          o    Shares issued by registered, open-end investment companies.

          You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect BENEFICIAL OWNERSHIP in the SECURITY included in the report.

IV.  PRE-APPROVAL OF IPOS AND LIMITED OFFERINGS FOR NATURAL CONTROL PERSONS

     Natural CONTROL persons must obtain approval from the Review Officer before directly or indirectly acquiring BENEFICIAL OWNERSHIP of any securities in an IPO or LIMITED OFFERING. The Review Officer will create a written report detailing any approvals granted for such an acquisition, including the rationale supporting the decision. These records will be maintained for at least five years after the end of the fiscal year in which the approval is granted.

                                   APPENDIX A

                                   DEFINITIONS

                                  GENERAL NOTE

            THE DEFINITIONS AND TERMS USED IN THIS CODE OF ETHICS ARE INTENDED TO MEAN THE SAME AS THEY DO UNDER THE 1940 ACT AND
     THE OTHER FEDERAL SECURITIES LAWS. IF A DEFINITION HEREUNDER CONFLICTS
              WITH THE DEFINITION IN THE 1940 ACT OR OTHER FEDERAL
               SECURITIES LAWS, OR IF A TERM USED IN THIS CODE IS
               NOT DEFINED, YOU SHOULD FOLLOW THE DEFINITIONS AND
                                 MEANINGS IN THE
            1940 ACT OR OTHER FEDERAL SECURITIES LAWS, AS APPLICABLE.

BENEFICIAL OWNERSHIP means the same as it does under Section 16 of the Securities Exchange Act of 1934 and Rule 16a-1(a)(2) thereunder. You should generally consider yourself the "beneficial owner" of any securities in which you have a direct or indirect pecuniary interest. In addition, you should consider yourself the beneficial owner of securities held by your spouse, your minor children, a relative who shares your home, or other persons by reason of any contract, arrangement, understanding or relationship that provides you with sole or shared voting or investment power.

CONTROL means the same as that under in Section 2(a)(9) of the 1940 Act. Section 2(a)(9) provides that "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Ownership of 25% or more of a company's outstanding voting security is presumed to give the holder thereof control over the company. This presumption may be countered by the facts and circumstances of a given situation.

HIGH QUALITY SHORT-TERM DEBT INSTRUMENT means any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization (E.G., Moody's Investors Service).

INDEPENDENT TRUSTEE means a trustee of a Fund who is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

IPO (I.E., initial public offering) means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of Section 13 or
Section 15(d) of the Securities Exchange Act of 1934.

INTERESTED TRUSTEE means a trustee of a Fund who is an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

LIMITED OFFERING means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2), Section 4(6), Rule 504, Rule 505 or Rule 506 (E.G., private placements).

PURCHASE OR SALE OF A SECURITY includes, among other things, the writing of an option to purchase or sell a SECURITY.

SECURITY means the same as it does under Section 2(a)(36) of the 1940 Act, except that it does not include direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS, including repurchase agreements, or shares issued by registered, open-end investment companies.

A SECURITY HELD OR TO BE ACQUIRED by a Fund (or any Portfolio) means: (A) any SECURITY which, within the most recent 15 days (i) is or has been held by the Fund (or any Portfolio), or (ii) is being or has been considered by the Fund's adviser or sub-adviser for purchase by the Fund (or any Portfolio); and (B) any option to purchase or sell, and any security convertible into or exchangeable for, any SECURITY.

A SECURITY is BEING PURCHASED OR SOLD by the Fund (or any Portfolio) from the time a purchase or sale program has been communicated to the person who places buy and sell orders for the Fund (or Portfolio) until the program has been fully completed or terminated.

A SECURITY is BEING CONSIDERED FOR PURCHASE OR SALE for a Fund (or any Portfolio) when a security is identified as such by an investment adviser or subadviser to the Fund (or Portfolio).

                                   APPENDIX B

                QUARTERLY PERSONAL SECURITIES TRANSACTIONS REPORT

Name of Reporting Person:
                                          --------------------------------------
                                          --------------------------------------
Calendar Quarter Ended:
-------------------------------------     --------------------------------------
                                          --------------------------------------
Date Report Due:
-------------------------------------     --------------------------------------
                                          --------------------------------------
Date Report Submitted:
-------------------------------------     --------------------------------------

SECURITIES TRANSACTIONS

                                                     Principal Amount,
                                                     Maturity Date and                                 Name of Broker,
                   Name of Issuer                    Interest Rate (if                                  Dealer or Bank
                    and Title of        No. of          applicable)                                       Effecting
     Date of          Security        Shares (if                              Type of                    Transaction
   Transaction                        applicable)                           Transaction       Price
------------------ ---------------- ---------------- ------------------- ------------------- --------- -----------------
------------------ ---------------- ---------------- ------------------- ------------------- --------- -----------------

------------------ ---------------- ---------------- ------------------- ------------------- --------- -----------------
------------------ ---------------- ---------------- ------------------- ------------------- --------- -----------------

------------------ ---------------- ---------------- ------------------- ------------------- --------- -----------------
------------------ ---------------- ---------------- ------------------- ------------------- --------- -----------------

------------------ ---------------- ---------------- ------------------- ------------------- --------- -----------------
------------------ ---------------- ---------------- ------------------- ------------------- --------- -----------------

------------------ ---------------- ---------------- ------------------- ------------------- --------- -----------------

If you had no securities transactions to report for the quarter, please check here.

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities listed above, please describe below and indicate which securities are at issue.

------------------------------------------------------------------------------------------------------------------------------------

SECURITIES ACCOUNTS

If you established a securities account during the quarter, please provide the following information:

    Name of Broker, Dealer or Bank            Date Account was Established           Name(s) on and Type of Account
---------------------------------------- --------------------------------------- ---------------------------------------
---------------------------------------- --------------------------------------- ---------------------------------------

---------------------------------------- --------------------------------------- ---------------------------------------
---------------------------------------- --------------------------------------- ---------------------------------------

---------------------------------------- --------------------------------------- ---------------------------------------
---------------------------------------- --------------------------------------- ---------------------------------------

---------------------------------------- --------------------------------------- ---------------------------------------
If you did not establish any securities accounts during the quarter, please check here.
I CERTIFY THAT I HAVE INCLUDED IN THIS REPORT ALL  SECURITIES  TRANSACTIONS  AND
ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

--------------------               ----------------
Signature                          Date




                                   APPENDIX C

                             INITIAL HOLDINGS REPORT

Name of Reporting Person:
                                                      ----------------------------------------
                                                      ----------------------------------------
Date Person Became Subject to the Code's
     Reporting Requirements:

                                                      ----------------------------------------
                                                      ----------------------------------------
Information in Report Dated As Of:                                                             [NOTE: Date person became
                                                                                               subject and as of date should be
                                                                                               the same.]
                                                      ----------------------------------------
                                                      ----------------------------------------
Date Report Due:
                                                      ----------------------------------------
                                                      ----------------------------------------
Date Report Submitted:
                                                      ----------------------------------------

SECURITIES TRANSACTIONS


          Name of Issuer and                 No. of Shares          Principal Amount, Maturity Date and Interest Rate
           Title of Security                (if applicable)                          (if applicable)
---------------------------------------- ---------------------- ----------------------------------------------------------
---------------------------------------- ---------------------- ----------------------------------------------------------

---------------------------------------- ---------------------- ----------------------------------------------------------
---------------------------------------- ---------------------- ----------------------------------------------------------

---------------------------------------- ---------------------- ----------------------------------------------------------
---------------------------------------- ---------------------- ----------------------------------------------------------

---------------------------------------- ---------------------- ----------------------------------------------------------
---------------------------------------- ---------------------- ----------------------------------------------------------

---------------------------------------- ---------------------- ----------------------------------------------------------
If you have no securities holdings to report, please check here.

If you do not want this report to be considered as an admission that you have beneficial ownership of one or more securities listed above, please describe below and indicate which securities are at issue.

------------------------------------------------------------------------------------------------------------------------------------

SECURITIES ACCOUNTS

         Name of Broker, Dealer or Bank                    Name(s) on and Type of Account
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

-------------------------------------------------- -----------------------------------------------
If you have no securities accounts to report, please check here.

I CERTIFY  THAT I HAVE  INCLUDED  ON THIS  REPORT ALL  SECURITIES  HOLDINGS  AND
ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

---------------------              --------------
Signature                          Date




                                   APPENDIX D

                             ANNUAL HOLDINGS REPORT

Name of Reporting Person:
Information in Report Dated As Of:                                                             [NOTE: Information should be
                                                                                               dated no more than 30 days
                                                                                               before report is submitted.]
                                                      ----------------------------------------
                                                      ----------------------------------------
Date Report Due:
                                                      ----------------------------------------
                                                      ----------------------------------------
Date Report Submitted:
                                                      ----------------------------------------
Calendar Year Ended:  December 31, __

SECURITIES TRANSACTIONS

          Name of Issuer and                 No. of Shares          Principal Amount, Maturity Date and Interest Rate
           Title of Security                (if applicable)                          (if applicable)
---------------------------------------- ---------------------- ----------------------------------------------------------
---------------------------------------- ---------------------- ----------------------------------------------------------

---------------------------------------- ---------------------- ----------------------------------------------------------
---------------------------------------- ---------------------- ----------------------------------------------------------

---------------------------------------- ---------------------- ----------------------------------------------------------
---------------------------------------- ---------------------- ----------------------------------------------------------

---------------------------------------- ---------------------- ----------------------------------------------------------
---------------------------------------- ---------------------- ----------------------------------------------------------

---------------------------------------- ---------------------- ----------------------------------------------------------
If you have no securities holdings to report, please check here.

If you do not want this report to be considered as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue.

------------------------------------------------------------------------------------------------------------------------------------

SECURITIES ACCOUNTS

-------------------------------------------------- -------------------------- ----------------------------------------------

         Name of Broker, Dealer or Bank                Date Account was              Name(s) on and Type of Account
                                                          Established

-------------------------------------------------- -------------------------- ----------------------------------------------
-------------------------------------------------- -------------------------- ----------------------------------------------

-------------------------------------------------- -------------------------- ----------------------------------------------
-------------------------------------------------- -------------------------- ----------------------------------------------

-------------------------------------------------- -------------------------- ----------------------------------------------
-------------------------------------------------- -------------------------- ----------------------------------------------

-------------------------------------------------- -------------------------- ----------------------------------------------
If you have no securities accounts to report, please check here.

I CERTIFY  THAT I HAVE  INCLUDED  ON THIS  REPORT ALL  SECURITIES  HOLDINGS  AND
ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.

---------------------              --------------
Signature                          Date




                                   APPENDIX E

                            COMPLIANCE CERTIFICATIONS

                              INITIAL CERTIFICATION

I CERTIFY THAT I:   (I)  HAVE RECEIVED, READ AND REVIEWED THE JOINT CODE OF ETHICS OF THE WELLS
                         FARGO FUNDS;
                    (II) UNDERSTAND THE POLICIES AND PROCEDURES IN THE CODE;
                    (III)RECOGNIZE  THAT  I AM  SUBJECT  TO  SUCH  POLICIES  AND
                         PROCEDURES;
                    (IV) UNDERSTAND THE PENALTIES FOR NON-COMPLIANCE;
                    (V)  WILL  FULLY  COMPLY  WITH  THE CODE OF  ETHICS  AND ANY
                         RELATED PROCEDURES; AND
                    (VI) HAVE FULLY AND ACCURATELY COMPLETED THIS CERTIFICATE.

Signature:
                             -----------------------------------------------------------------
Name:                                                                                          (Please print)
                             -----------------------------------------------------------------
Date Submitted:
                             -----------------------------------------------------------------
Date Due:
                             -----------------------------------------------------------------

---------------------------- ----------------------------------------------------------------- ----------------------------------

                              ANNUAL CERTIFICATION

I CERTIFY THAT I:   (I)  HAVE RECEIVED, READ AND REVIEWED THE JOINT CODE OF ETHICS OF THE WELLS
                         FARGO FUNDS;
                    (II) UNDERSTAND THE POLICIES AND PROCEDURES IN THE CODE;
                    (III)RECOGNIZE  THAT  I AM  SUBJECT  TO  SUCH  POLICIES  AND
                         PROCEDURES;
                    (IV) UNDERSTAND THE PENALTIES FOR NON-COMPLIANCE;
                    (V)  WILL  FULLY  COMPLY  WITH  THE CODE OF  ETHICS  AND ANY
                         RELATED PROCEDURES; AND
                    (VI) HAVE FULLY AND ACCURATELY COMPLETED THIS CERTIFICATE.

EXCEPTION(S):

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------


Signature:
                             -----------------------------------------------------------------
Name:                                                                                          (Please print)
                             -----------------------------------------------------------------
Date Submitted:
                             -----------------------------------------------------------------
Date Due:
                             -----------------------------------------------------------------